                                                                   Exhibit 10.11

                                LOCK-UP AGREEMENT

     The  undersigned is the beneficial  owner of shares of common stock,  $0.01 par value per share (the "COMMON STOCK"),  securities  substantially  similar to the  Common  Stock  ("OTHER  SECURITIES"),  or  securities  convertible  into or
exercisable  or   exchangeable   for  the  Common  Stock  or  Other   Securities
("CONVERTIBLE  Securities"),  of Marco Hi-Tech JV, Ltd., a New York  corporation
(the  "COMPANY").  Such securities  owned by the undersigned are subject to this
Agreement.  The undersigned understands that the Company intends to enter into a reverse-merger  transaction with a publicly-traded company,  concurrently with a private  placement of up to $3,750,000 worth of Units, with each Unit consisting of 10,000  shares of Common  Stock and a warrant  to  purchase  2,500  shares of
Common  Stock (the  "FUNDING  TRANSACTIONS"),  as may be revised by the  Company without effect on the terms of this Agreement or obligations of the  undersigned hereunder.

     In  recognition  of the benefit that the Funding  Transactions  will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby  acknowledged,  the undersigned  agrees, for the benefit of the Company, and each investor in the Funding Transaction,  that, during the period  ending  twelve (12)  months  after the closing of the Funding
Transactions (the "Lock Up Period"), the undersigned will not, without the prior written  consent of the Company and  investors  holding a majority of the Common
Stock underlying the Units,  directly or indirectly,  (i) offer,  sell, offer to sell, contract to sell, hedge,  pledge, sell any option or contract to purchase, purchase any option or contract to sell,  grant any option,  right or warrant to purchase or sell (or announce any offer, sale, offer of sale,  contract of sale, hedge,  pledge,  sale of any option or  contract  to  purchase,  purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition),  or otherwise  transfer or dispose of (or enter into any  transaction or device which is designed to, or could be expected to, result in the  disposition  by any  person at any time in the  future),  any  shares of
Common Stock, Other Securities,  or Convertible  Securities,  beneficially owned
(within the meaning of Rule 13d-3 under the Securities  Exchange Act of 1934, as amended),  by the  undersigned on the date hereof or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly,  the economic consequence of ownership of the Common Stock, Other
Securities,  or  Convertible  Securities,  whether any such swap or  transaction described  in clause (i) or (ii) above is to be  settled by  delivery  of Common
Stock, Other Securities, or Convertible Securities, in cash or otherwise.

     In  furtherance  of the  foregoing,  the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

     Notwithstanding  the foregoing,  the undersigned may transfer Common Stock,
Other  Securities,  or Convertible  Securities (i) as a bona fide gift or gifts, provided  that  prior to such  transfer  the  donee or donees  thereof  agree in writing to be bound by the  restrictions  set forth  herein,  (ii) to any trust, partnership,  corporation  or other  entity  formed for the  direct or  indirect benefit of the undersigned or the immediate family of the undersigned,  provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee  agrees in writing to be bound by the  restrictions set forth herein,  and  provided  further  that any such  transfer  shall  not  involve  a disposition for value or (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a  qualified  domestic  order,  provided  that  prior  to such  transfer  the transferee  executes an agreement  stating that the  transferee is receiving and holding the shares  subject to the  provisions of this  agreement.  For purposes hereof,  "immediate  family" shall mean any  relationship by blood,  marriage or adoption, not more remote than first cousin.

         The  undersigned  understands  that the Company and the investors  will proceed with the Funding Transactions in reliance on this agreement.  Whether or not the Funding  Transactions  are  consummated  depends on a number of factors, including market conditions. The undersigned hereby represents and warrants that the  undersigned  has full power and authority to enter into this  agreement and that,  upon  request,  the  undersigned  will execute any  additional  documents necessary in connection  with the  enforcement  hereof.  Any  obligations of the
undersigned  shall  be  binding  upon  the  heirs,   personal   representatives,
successors and assigns of the undersigned.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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     IN WITNESS WHEREOF, the undersigned has caused this Lock-Up Agreement to be executed as of 23rd day of January 2006.

                                             MARCO HI-TECH JV, LTD.

                                             By: /s/ Reuben Seltzer
                                                -----------------------
                                                Name:  Reuben Seltzer
                                                Title: President

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               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Mark Auerbach

 /s/ Mark Auerbach
------------------

                                       4

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Reuben Seltzer

 /s/ Reuben Seltzer
----------------------

                                       5

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Alan Kestenbaum

 /s/ Alan Kestenbaum
-----------------------

                                       6

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Hi-Tech Pharmacal Co., Inc.

By: /s/ William Peters
    ----------------------
    Name:  William Peters
    Title: Vice President and Chief Financial Officer

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               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

W.S. Investments, L.P.
By: JD Partners, its General Partner

By: /s/ James B. Regan
    ----------------------
    Name:  James B. Regan
    Title: General Partner

                                       8

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Savient Pharmaceuticals, Inc.

By: _____________________
    Name:
    Title:

                                       9

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

John Abernathy

 /s/ John Abernathy
----------------------

                                       10

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Shelly Koffler

 /s/ Shelly Koffler
----------------------

                                       11

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Susan Solomon Auerbach

 /s/ Susan Solomon Auerbach
-----------------------------

                                       12

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Arie Gutman

 /s/ Arie Gutman
----------------------

                                       13

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Scott Tariff

 /s/ Scott Tariff
-----------------------

                                       14

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Martin Simon

________________________

                                       15

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

Jacob Honig Irrevocable Trust

 /s/ Alan S. Honig, Trustee
----------------------------------

                                       16

               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

GRQ Consultants, Inc. 401K Plan

 /s/ Barry Honig
-------------------------------

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